As filed with the Securities and Exchange Commission on February 11, 2004

                                                       Registration No. 33-63709



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                _________________________________________________


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                _________________________________________________

                         THE HALLWOOD GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)


           Delaware                                      51-0261339
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

           3710 Rawlins
            Suite 1500
            Dallas, TX                                     75219
(Address of principal executive offices)                (Zip Code)

               __________________________________________________

                             1995 STOCK OPTION PLAN
                            (Full title of the plan)
               __________________________________________________

             Melvin J. Melle                                Copy to:
              Vice President
     The Hallwood Group Incorporated                  W. Alan Kailer, Esq.
              3710 Rawlins                            Jenkens & Gilchrist,
               Suite 1500                          a Professional Corporation
           Dallas, TX 75219                            1445 Ross Avenue
           (214)  528-5588                                Suite  3200
    (Name, address and telephone number,                 Dallas, TX 75202
 including area code, of agent for service)

               __________________________________________________


                         CALCULATION OF REGISTRATION FEE
==================================================================================================================
                                                                                  Proposed
                                                              Proposed             Maximum
          Title of Class of                 Amount             Maximum            Aggregate          Amount of
     Securities to be Registered             to be         Offering Price         Offering          Registration
                                       Registered(1)(2)    per Share(3)(4)       Price(3)(4)           Fee(4)
------------------------------------------------------------------------------------------------------------------
Common Stock, $.10 par value per share   40,800 shares         $37.875           $1,545,300           $195.79
==================================================================================================================

(1) The securities to be registered consist of 40,800 shares reserved for issuance under the 1995 Stock Option Plan.
(2) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of common stock issuable under the terms of the Plan to prevent dilution resulting from any further stock split, stock dividend or similar transaction.
(3) Estimated solely for the purpose of calculating the registration fee as of February 10, 2004.
(4)  Calculated pursuant to Rule 457(c) and (h).

         Pursuant to General Instruction E for registration statements on Form S-8, the contents of the Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-8 of The Hallwood Group Incorporation relating to its 1995 Stock Option Plan (the "Plan"), file number 33-63709, filed with the Securities and Exchange Commission on October 26, 1995, are incorporated herein by reference.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1.  Plan Information.*

Item 2.  Registrant Information and Employee Plan Annual Information.*

___________________

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.


                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The Registrant hereby incorporates by reference in this registration statement the following documents previously filed by the Registrant with the Securities and Exchange Commission (the "Commission"):

         (1) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

         (2) the Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2003;

         (3) the Registrant's Current Reports on Form 8-K filed with the Commission on April 23, May 16, July 14, November 17 and December 22, 2003; and

         (4) the description of the Registrant's Common Stock as set forth in the Registrant's Form 8-A Registration Statement filed with the Commission on January 28, 1982, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this registration statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold at the time of such amendment.

Item 8.  Exhibits.

         (a) Exhibits.

         The following documents are filed as a part of this registration statement.

         Exhibit           Description of Exhibit

         4.1 1995 Stock Option Plan (filed as Annex B to the Company's Proxy Statement on Schedule 14A for the year ended December 31, 2000 and incorporated herein by reference).

         5.1*     Opinion of Jenkens & Gilchrist, P.C.

         23.1* Consent of Jenkens & Gilchrist, P.C. (included in opinion filed as Exhibit 5.1 hereto).

         23.2*    Consent of Deloitte & Touche LLP, independent auditors.

_____________________
   *Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 as amended, this Post-Effective Amendment No. 1 to Registration Statement No. 33-63709.:

                                        THE HALLWOOD GROUP INCORPORATED


                                        By:  /s/ Melvin J. Melle
                                           -------------------------------------
                                           Melvin J. Melle
                                           Vice President, Chief Financial
                                           Officer and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


            Signature                              Capacity                                         Date
            ---------                              --------                                         ----

*
------------------------------          Chairman, Chief Executive Officer and                  February 10, 2004
Anthony J. Gumbiner                      President


*
------------------------------          Vice President, Chief Financial Officer and            February 10, 2004
Melvin J. Melle                          Secretary


*
------------------------------          Director                                               February 10, 2004
Charles A. Crocco


*
------------------------------          Director                                               February 10, 2004
Thomas J. Talbot



* /s/ Melvin J. Melle,
------------------------------
as agent and attorney-in-fact


                                  EXHIBIT INDEX

Exhibit
Number                Description of Exhibit
------                ----------------------

4.1 1995 Stock Option Plan (filed as Annex B to the Company's Proxy Statement on Schedule 14A for the year ended December 31, 2000 and incorporated herein by reference).

5.1*     Opinion of Jenkens & Gilchrist, P.C.

23.1*    Consent of Jenkens &  Gilchrist,  P.C.  (included  in opinion  filed as
         Exhibit 5.1 hereto).

23.2*    Consent of Deloitte & Touche LLP, independent auditors.

________________________
   *Filed herewith.